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                               January 17, 2001


E.ON International Finance B.V.
Strawinskylaan 3111,
1070 ZX Amsterdam
The Netherlands
Attention: Mr. Peter Pels

E.ON AG
Bennigsenplatz 1
D-40474 Dusseldorf
Germany
Attention: Dr. Michael Bangert


Ladies and Gentlemen:

     Reference is made to (a) the Credit Agreement dated as of September 22, 2000 (the "Credit Agreement") between MEMC Electronic Materials S.P.A. ("MEMC Sub") and E.ON International Finance B.V., formerly called VEBA International Finance B.V. ("Finance") and (b) the Guaranty of MEMC Electronic Materials, Inc. ("MEMC") dated September 22, 2000, relating to, among other things, the Credit Agreement (the "Guaranty").

     MEMC, E.ON AG and Finance hereby agree that if on or prior to September 1, 2001, the entire principal amount of 80 million euro, plus all accrued interest and any other outstanding amounts owing under the Credit Agreement have not been paid in full to Finance, then (i) MEMC shall cause MEMC Sub to execute and deliver to Finance, and Finance shall execute and deliver to MEMC Sub, an amended and restated Credit Agreement, and (ii) MEMC shall execute and deliver to Finance an amended and restated Guaranty. The amended and restated Credit Agreement and the amended and restated Guaranty shall amend and restate the Credit Agreement and the Guaranty, respectively, in a manner substantially the same as the amended and restated credit agreements between E.ON AG and MEMC effective as of December 31, 2000, including, without limitation, the extension of the maturity date of the Credit Agreement for an additional twelve months until September 22, 2002.


                                        Very truly yours,

                                        MEMC Electronic Materials, Inc.


                                        By: /s/ Kenneth L. Young
                                           ----------------------------------
                                           Name:  Kenneth L. Young
                                           Title: Treasurer

ACCEPTED AND AGREED:

E.ON INTERNATIONAL FINANCE B.V.


By: /s/ H. J. Wirix and S. A. L. Visser
   -------------------------------------------
   Name: H. J. Wirix and S. A. L. Visser
   Title: Managing Director/Managing Director


By:_____________________________________
   Name:
   Title:

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E.ON AG


By: /s/  Erhard Schipporeit
   ---------------------------------------
   Name:  Dr. Erhard Schipporeit
   Title: Chief Financial Officer


By: /s/ Michael Bangert
   ---------------------------------------
   Name:  Dr. Michael Bangert
   Title: Vice President

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